UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2013

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Maiden Lane

New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibits are filed herewith in connection with the issuance by American International Group, Inc. (the “Company”), on September 18, 2013, of $25,000,000 aggregate principal amount of Medium-Term Notes, Series H, Senior Unsecured Floored Floating Rate Notes due September 18, 2023 (the “Notes”), pursuant to the Company’s automatic shelf registration statement on Form S-3, as amended by Post-Effective Amendment No. 1 thereto (File No. 333-182469) (the “Registration Statement”).

(d)	Exhibits.

The following exhibits are incorporated by reference into the Registration Statement as exhibits thereto and are filed as part of this Current Report on Form 8-K:

5.1	Opinion of James J. Killerlane III, dated September 18, 2013, as to the validity of the Notes.

23.1	Consent of James J. Killerlane III (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC.
(Registrant)

Date: September 18, 2013	By:	/s/ James J. Killerlane III
		Name:	James J. Killerlane III
		Title:	Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of James J. Killerlane III, dated September 18, 2013, as to the validity of the Notes.

23.1	Consent of James J. Killerlane III (included in Exhibit 5.1).